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                                                                   Exhibit 10.9


                        FORM OF AT&T LATIN AMERICA 2OOO
                            LONG TERM INCENTIVE PLAN

                AT&T LATIN AMERICA 2000 LONG TERM INCENTIVE PLAN

                                    ARTICLE I

                                    PURPOSES

         The purposes of the AT&T LATIN AMERICA 2000 Long Term Incentive Plan, as the same may be amended from time to time (the "PLAN"), are to encourage selected key employees of AT&T Latin America Corporation, a Delaware corporation (the "COMPANY"), and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of share owners, and to enhance the ability of the Company and its Affiliates to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

                                   ARTICLE II

                                   DEFINITIONS

         SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings set forth below:

         "AFFILIATE" means (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person or (ii) any Person in which the Company or any of its Affiliates (as defined in clause (i) to this definition of Affiliate) has a significant equity interest, as reasonably determined by the Committee. "Control" (including the terms "CONTROLLED by" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit agreement, as trustee or executor, partner, joint-venturor or otherwise. For purposes hereof, AT&T Corp., a New York corporation ("AT&T CORP.") and its Affiliates shall be deemed to be Affiliates of the Company.

         "AWARD" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Unit, Performance Stock, Performance Unit, Deferred Stock Unit, Cash Performance Bonus, Dividend Equivalent, Other Stock Unit Award, or any other right, interest, or option relating to Shares or other securities of the Company granted pursuant to the provisions of the Plan, including Awards combining two or more types of Awards in a single grant.

         "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both the Company and the Participant.



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         "BOARD" means the Board of Directors of the Company.

         "CHANGE OF CONTROL" means the first occurrence of any of the following events:

               (i) the members of the Board at the beginning of any consecutive twenty-four calendar month period (the "INCUMBENT DIRECTORS") cease for any reason other than due to death or disability to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

               (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), but excluding the Company, any of its Affiliates or any employee benefit plan of the Company or any of its Affiliates, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing more than the greater of (a) 35% of the combined voting power of the Company's then outstanding securities or (b) the percentage of the combined voting power held by AT&T Corp. or any of its Affiliates of the Company's outstanding securities (before or after such acquisition), other than pursuant to a tender offer or exchange offer initiated by AT&T Corp., the Company or any of their respective Affiliates; or

               (iii) the stockholders of the Company shall approve a definitive agreement for the merger or other business combination of the Company with or into, or the sale or other disposition of all or substantially all of the assets of the Company to, another Person (a) that is not an Affiliate of the Company or AT&T Corp. (after giving effect to such transaction) or
      (b) a majority of the directors of which were not directors of the Company immediately prior to such transaction and in which the stockholders of the Company immediately prior to the effective date of such transaction own a percentage of the voting power in such Person that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction, in each case other than pursuant to a tender offer or exchange offer initiated by AT&T Corp., the Company or any of their respective Affiliates, and provided that such transaction shall have been consummated.




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         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

         "CLOSING" has the meaning assigned to it in the Agreement and Plan of Merger, dated November 1, 1999, among AT&T Corp., the Company and others (the "MERGER AGREEMENT").

         "COMMITTEE" means the Compensation Committee of the Board, or when
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "CODE") or Rule 16b promulgated under the Securities Exchange Act of 1934, as amended (the "ACT") would require action to be taken by a committee of "outside directors" or "Non-Employee Directors," as the case may be, the "Committee" shall be deemed to refer to a subcommittee of the Compensation Committee that consists of two or more members meeting such requirements, or the full Board in the absence of such a subcommittee.

         "COVERED EMPLOYEE" means any Participant who is described as a Covered Employee of the Company as set forth in Section 162(m) of the Code and any other individual who the Board or Committee reasonably believes may become a Covered Employee.

         "FAIR MARKET VALUE" means, as of any date of determination, the average of the high and low prices of a Share on the NASDAQ (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time). In the event that there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price of a Share on the immediately preceding day on which Common Stock transactions were so reported.

         "PARTICIPANT" means any employee of the Company or any of its Affiliates (an "EMPLOYEE"), or any director, or prospective Employee of, or any consultant or contractor to, the Company or any of its Affiliates designated by the Committee to receive an Award under the Plan.

         "PERFORMANCE PERIOD," with respect to each Award, means each calendar year or multi-year cycle as determined by the Committee.

         "PERFORMANCE RESTRICTION," with respect to each Award, means the performance objectives set by the Committee (in its sole and absolute discretion) against which the Committee (in its sole and absolute discretion) shall judge a Participant's and the Company's performance for purposes of determining the vesting or payment of, or lapse




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of any restrictions with respect to, any Award under the Plan. The performance objectives may, but are not required to, include EBITDA targets, cash generation targets, profits, revenue and market share targets, profitability targets as measured through return ratios, shareholder returns and economic value added or similar measure of economic profit. The performance objectives may be measured on an absolute basis versus predetermined targets, or a relative basis versus peer companies or an external index.

         "PERSON" means any individual, corporation, partnership, association, joint-stock company, joint-venture, trust, unincorporated organization, or government or political subdivision thereof.

         "QUALIFYING TERMINATION OF EMPLOYMENT" means a termination of a Participant's employment with the Company or any of its Affiliates by reason of the Participant's (i) death, (ii) total disability within the meaning of any long-term disability plan maintained for the benefit of the Participant or, if the Participant is not covered by such a disability plan, as determined by the Committee, (iii) normal retirement at the earlier of age 55 and 10 years of service with the Company or any of its Affiliates or age 65 or (iv) earlier termination of employment as determined by the Committee to qualify as a Qualifying Termination of Employment.

         "SHARES" mean the shares of Class A common stock of the Company, par value $.0001 per share ("COMMON STOCK") and such other securities of the Company as the Committee may from time to time determine.

         SECTION 2. GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE III

                             POWERS OF THE COMMITTEE

         SECTION 1. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have the responsibility of (i) construing and interpreting the Plan (and any instrument or agreement entered into under the Plan) and (i) establishing and amending such rules and regulations and making any other determination and taking any other action that it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the greatest extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall




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be conclusive and binding upon the Company and its Affiliates, all Participants and any person claiming under or through any Participant. No term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under section 422 of the Code.

         SECTION 2. POWER TO GRANT. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder;
(v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or cancelled or suspended; and (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

         SECTION 3. LIMITATION OF POWER TO GRANT. The maximum number of shares with respect to which Options, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Stock Unit Awards (in the aggregate, and with respect to each type of Award) may be granted to any one Covered Employee in any calendar year shall be 3,000,000. Notwithstanding the forgoing, in connection with the hiring of any Person who is or becomes a Covered Employee, the Committee may grant an Award without regard to the limit imposed by the previous sentence.

         SECTION 4. DELEGATION BY THE COMMITTEE. The Committee may delegate its authority under this Plan; PROVIDED that the Committee shall in no event delegate its authority with respect to the compensation of Covered Employees.

                                   ARTICLE IV

                              STOCK SUBJECT TO PLAN

         SECTION 1. NUMBER. Subject to adjustment as provided in Section 2 of this Article, the total number of Shares available for grant under the Plan shall be fifteen percent (15%) of the total outstanding Shares upon the Closing; PROVIDED that on each January first between the fifth and tenth years in which the Plan is in effect such number



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shall be increased by three percent (3%) of the total outstanding Shares as of
December 31st of the preceding year. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If a Participant tenders shares to exercise any Award, or if the Company withholds Shares to pay any withholding taxes, only the net number of Shares issued to the Participant shall be counted against the number of Shares reserved for Awards under the Plan.

         SECTION 2. ADJUSTMENT IN CAPITALIZATION. In the event of any stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock of the Company (an "ADJUSTMENT EVENT") such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of (i) the number and kind of Shares which thereafter may be awarded or optioned and sold under the Plan (including, without termination, adjusting the limits on the number and types of certain Awards that may be made under the Plan), (ii) the number and kinds of Shares subject to Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing. In addition, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award. The number of Shares subject to any Award shall always be a whole number.

                                    ARTICLE V

                                     AWARDS

         SECTION 1. GRANT OF OPTIONS. (a) The Committee shall have the power to grant options representing the right to purchase Common Stock at a stated price for a specified period of time ("OPTIONS") that are "incentive stock options" within the meaning of section 422 of the Code ("ISOs") or that are non-statutory stock options ("NSOs") to any Participant and to determine (i) the number of ISOs and the number of NSOs to be granted to each Participant and (ii) the other terms and conditions of such Awards. An Option shall be an NSO unless otherwise specified by the Committee at the time of grant. Nothing in this Plan to the contrary, the terms and conditions of ISOs shall be in compliance with Section 422 of the Code. Each Option shall be evidenced by an Award




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Agreement that shall specify (i) the type of Option granted, (ii) the number of
Shares to which the Option pertains, (iii) the exercise price, (iv) the period in which the Option shall vest and may be exercised and (v) such terms and conditions not inconsistent with the Plan as the Committee shall determine.

         (b) EXERCISE PRICE AND EXERCISABILITY. Unless otherwise determined by the Committee, Options granted pursuant to the Plan shall have an exercise price that is not less than the Fair Market Value of a Share on the date the Option is granted. The Committee shall determine the times at which Options shall vest and may be exercised. Notwithstanding the foregoing, no Option shall be exercisable for more than 10 years after the date on which it is granted.

         (c) RELOAD OPTIONS. The Committee may provide that a Participant (or, if applicable, his or her Permitted Transferee (as defined below)) who delivers Shares that have been owned by such Participant (or Permitted Transferee) for any minimum period of time specified by the Committee to exercise an Option (when the Fair Market Value of Common Stock exceeds the exercise price of such Option) will automatically be granted new Options ("RELOAD OPTIONS") for a number of Shares equal to the number of Shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (i) that the exercise price shall initially be equal to the Fair Market Value of a Share on the date such Reload Option is granted and (ii) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

         (d) BUYOUT. The Committee may at any time offer to buy out an Option previously granted for a payment in cash, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

         SECTION 2. GRANT OF STOCK APPRECIATION RIGHTS ("SARs"). (a) The Committee shall have the power to grant SARs, either alone or in addition to other Awards, and to determine (i) the number of SARs to be granted to each Participant and (ii) the other terms and conditions of such Awards. Each SAR shall be evidenced by an Award Agreement that shall specify (i) the number of Shares to which the SAR pertains, (ii) the reference price, (iii) the period in which the SAR may be exercised and, (iv) such terms and conditions not inconsistent with the Plan as the Committee shall determine.

         (b) REFERENCE PRICE AND EXERCISABILITY. Unless otherwise determined by the Committee, SARs granted pursuant to the Plan shall have a reference price that is not less than the Fair Market Value of a Share on the date the SAR is granted. The Committee




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shall determine the times at which SARs shall vest and may be exercised.
Notwithstanding the foregoing, no SAR shall be exercisable for more than 10 years after the date on which it is granted.

         SECTION 3. GRANT OF RESTRICTED STOCK AND RESTRICTED UNITS. (a) The Committee shall have the power to grant an award of Common Stock that is forfeitable by the Participant until the completion of a specified period of future service or until otherwise determined by the Committee ("RESTRICTED STOCK") or a contractual right to receive Common Stock (or cash based on the Fair Market Value of Common Stock) that is forfeitable by the Participant until the completion of a specified period of future service or until otherwise determined by the Committee ("RESTRICTED UNITS") to any Participant and to determine (i) the number of Shares of Restricted Stock and the number of Restricted Units to be granted to each Participant, (ii) the period(s) during which a Restricted Stock or Restricted Unit is subject to forfeiture (the "RESTRICTION PERIOD") and (iii) the other terms and conditions of such Awards. The Committee may require that the stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of the Company until the Restriction Period lapses, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Share covered by such award. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Agreement setting forth the terms of such Award.

         (b) VESTING OF RESTRICTED STOCK AND RESTRICTED UNITS. At or after the date of grant, the Committee shall determine when Restricted Stock or Restricted Units shall vest and become nonforfeitable and the Restriction Period with respect to such Restricted Stock or Restricted Units shall lapse.

         SECTION 4. GRANT OF PERFORMANCE STOCK AND PERFORMANCE UNITS. (a) The Committee shall have the authority to grant an award of Common Stock that is forfeitable until completion of specified performance criteria ("PERFORMANCE STOCK") or a contractual right to receive Common Stock (or cash based on the Fair Market Value of Common Stock) until the completion of specified performance criteria ("PERFORMANCE UNITS") to any Participant and to determine (i) the number of Performance Stock and the number of Performance Units to be granted to each Participant, (ii) the restrictions pursuant to which such Award is subject to forfeiture by reason of the Performance Restriction established by the Committee not being met in whole or in part and (iii) the other terms and conditions of such Awards. Each grant of Performance Stock or Performance Units shall be evidenced by an Award Agreement setting forth the terms of such Award.





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         (b) PERFORMANCE RESTRICTION. (i) Unless the Committee otherwise determines, before or within 90 days after each Performance Period begins, the Committee shall establish in writing the performance objective or objectives for the applicable Performance Period that must be satisfied in order for an Award to be vested and nonforfeitable.

         (ii) The Performance Restriction related to Performance Stock or Performance Units shall lapse upon the written determination by the Committee that the objective or objectives for the applicable Performance Period have been attained, in whole or in part. The Committee may provide at the time of grant or thereafter that in the event the objective or objectives are attained in whole or in part, a portion (which may be zero) of the Award shall vest and become nonforfeitable and the remaining portion shall be forfeited.

         (c) COVERED EMPLOYEES. Notwithstanding anything in this Section to the contrary, with respect to Covered Employees, Awards granted pursuant to this Section shall be subject to the requirements and limitations of Section 162(m) of the Code.

         SECTION 5. GRANT OF DEFERRED STOCK UNITS. (a) The Committee shall have the authority to grant deferred stock units that confer upon a Participant the right to receive shares of Common Stock at the end of a specified deferral period (the "DEFERRED STOCK UNITS") to any Participant and to determine (i) the number of Deferred Stock Units granted to each Participant, (ii) the date such Deferred Stock Units shall become vested and (iii) the date such Deferred Stock Units will be payable to the Participant. In addition, on such date or dates as shall be established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or Cash Performance Bonus (as defined below) ("DEFERRED AMOUNT") payable by the Company or any of its Affiliates and receive in lieu thereof a number of Deferred Stock Units equal to the greatest whole number which may be obtained by dividing (i) the Deferred Amount by (ii) the Fair Market Value of a Share on the date such compensation or bonus would otherwise have been payable to the Participant. No Shares will be issued at the time an award of Deferred Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such award. The Company will establish a separate account for the Participant and will record in such account the number of Deferred Stock Units awarded to the Participant. To the extent the Committee so determines, a Participant who elects to defer receipt of his or her compensation or Cash Performance Bonus and receive Deferred Stock Units shall receive that number of supplemental Deferred Stock Units ("SUPPLEMENTAL UNITS") equal to the greatest whole number which may be obtained by dividing (i) such percentage of the Deferred Amount




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as is determined by the Committee by (ii) the Fair Market Value of a Share on
the date of grant. Each grant of Deferred Stock Units and Supplemental Units shall be evidenced by an Award Agreement setting forth the terms of such Award.

         (b) VESTING OF DEFERRED STOCK UNITS AND SUPPLEMENTAL UNITS. Deferred Stock Units attributable to Deferred Amounts shall be fully vested at all times. The Committee shall determine at or after the date of grant, whether and to what extent the Deferred Stock Units not attributable to Deferred Amounts and the Supplemental Units shall become vested.

         SECTION 6. CASH PERFORMANCE BONUS. (a) PERFORMANCE RESTRICTION. With respect to Covered Employees, before or within 90 days after each Performance Period begins (or such other time-frame as may be required or permitted under Section 162(m), if applicable), the Committee shall establish in writing the performance objective or objectives for the applicable Performance Period that must be satisfied in order for a Covered Employee to receive a cash performance bonus (the "CASH PERFORMANCE BONUS").

         (b) MAXIMUM AMOUNT PAYABLE. If the Committee certifies in writing that any of the performance objectives established for the relevant Performance Period under this Section have been satisfied, the Committee may, in its discretion, award to a Covered Employee who is employed by the Company or any of its Affiliates as of the last day of the Performance Period for which a Cash Performance Bonus is payable, up to a maximum of $2,000,000 times the number of years in the Performance Period.

         (c) TERMINATION OF EMPLOYMENT. Unless the Committee otherwise determines, in the event that a Covered Employee's employment terminates by reason of a Qualifying Termination of Employment prior to the last day of the Performance Period for which a Cash Performance Bonus is payable, such Covered Employee shall receive a Cash Performance Bonus equal to the Cash Performance Bonus that would otherwise have been payable to such Covered Employee had such Covered Employee not terminated employment in such Performance Period multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which termination of employment occurs prior to and including the date of the Covered Employee's termination of employment and the denominator of which is the number of days in the Performance Period. Unless otherwise determined by the Committee, a Covered Employee shall not receive a Cash Performance Bonus in the event a Covered Employee's employment terminates for any reason other than a Qualifying Termination of Employment.




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         (d) NEGATIVE DISCRETION. Notwithstanding anything else contained in this Section to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Covered Employee under this Section based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and
(ii) to establish rules and procedures that have the effect of limiting the amount payable to each Covered Employee to an amount that is less than the maximum amount otherwise authorized under this Section.

         (e) PAYMENT. Unless the Committee determines otherwise, payment of any Cash Performance Bonus amount determined under this Section shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been obtained.

         SECTION 7. OTHER STOCK UNIT AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine ("OTHER STOCK UNIT AWARDS"). The provisions of Other Stock Unit Awards shall be determined by the Committee in its sole and absolute discretion and need not be the same with respect to each recipient. Shares (including securities convertible into Shares) granted under this Section may be issued for no cash consideration or for such minimum consideration as may be required by applicable law; Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section shall be purchased for such consideration as the Committee shall in its sole discretion determine.

                                   ARTICLE VI

                                CHANGE OF CONTROL

         SECTION 1. ACCELERATED AWARDS. Unless otherwise determined by the Committee, in the event of a Change of Control (as defined below), (i) each Option shall be fully vested and exercisable, regardless of the vesting schedule otherwise applicable to such Option, (ii) the Performance Restriction objectives will be deemed to have been met and a pro-rata portion (equal to a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the Change of Control occurs prior to and including the date of the Change of Control and the denominator of which is the number of days in the Performance Period) of each Award subject to such Performance Restriction shall vest or become payable, as the case may be and (iii) all other Awards



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shall become nonforfeitable and be immediately transferable or payable, as the case may be.

         SECTION 2. ALTERNATIVE AWARDS. Notwithstanding, Section 1 of this Article, no acceleration of exercisability, vesting, or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award or Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award an "ALTERNATIVE AWARD"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change of Control, PROVIDED that any such Alternative Award must:

               (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change of Control;

               (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

               (iii) have substantially equivalent economic value to such Award (determined at the time of the Change of Control); or

               (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, in each case within eighteen (18) months of the Change of Control (except if such Participant's employment is terminated for "Cause" as defined in the applicable Award Agreement), any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a "constructive termination" shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent.




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                                   ARTICLE VII

                AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

         SECTION 1. POWER OF THE BOARD. The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, PROVIDED that no amendment, modification, or termination of the Plan shall in any manner
(i) adversely affect any Award theretofore granted under the Plan, without the consent of the Participant or (ii) effect the Plan's share reserve or individual Participant limitations as set out in this Plan, without the consent of the Company's shareholders.

         SECTION 2. POWER OF THE COMMITTEE. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

         SECTION 3. TERM OF PLAN. No Award shall be granted pursuant to the Plan after ten (10) years from the date of shareowner approval, but any Award theretofore granted may extend beyond that date.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         SECTION 1. STOCKHOLDER RIGHTS. A Participant (or a Permitted Transferee) shall have no rights as a stockholder with respect to any Shares covered by an Award until he or she shall have become the holder of record of such Share(s), and no adjustments shall be made for dividends in cash or other property or distribution or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.

         SECTION 2. DIVIDEND EQUIVALENTS. Except as expressly provided in this Plan, the Committee shall determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of an Award, Dividend Equivalents. The Committee shall determine, in its sole and absolute discretion, the other terms and conditions with respect to such Dividend Equivalents. For purposes of this Plan, "DIVIDEND EQUIVALENTS" means dividends paid by the Company with respect to Shares corresponding to Awards.

         SECTION 3. TERMINATION OF EMPLOYMENT. Except as expressly provided in this Plan, the Committee shall determine (and shall so provide in the applicable Award Agreement) whether and to what extent each Award shall (i) become vested and exercisable, (ii) no longer be subject to any restrictions, (iii) otherwise be paid or credited to the account of such Participant, or (iv) become forfeited, cancelled or otherwise terminated, in the event a Participant's employment with the Company or any of its Affiliates shall terminate.

         SECTION 4. NONTRANSFERABILITY OF AWARDS. No Award shall be assignable or transferable except by will or the laws of descent and distribution; PROVIDED that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests ("PERMITTED TRANSFEREES"). Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

         SECTION 5. BENEFICIARY DESIGNATION. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his or her estate.

         SECTION 6. NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any of its Affiliates. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

         SECTION 7. TAX WITHHOLDING. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Shares or other property, no such shares or other property shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (but no greater amount).

         SECTION 8. COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable foreign, Federal and State laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any foreign, Federal or State law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

         SECTION 9. INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

         SECTION 10. LEGEND. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock prior to the expiration of the Restriction Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

"The shares of stock represented by this certificate are subject to the terms and conditions contained in the AT&T Latin America 2000 Long Term Incentive Plan and the Award Agreement, dated as of ______________________________, between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in the Plan or in such Award Agreement) until _______________."

Upon the lapse of the Restriction Period with respect to such Restricted Stock, the Company shall issue or have issued in exchange for those certificates previously issued new share certificates without the legend described herein in respect of any shares that have become vested.

         SECTION 11. EFFECTIVE DATE. The Plan shall be effective as of _______ ___, 2000.

         SECTION 12. NO LIMITATION ON COMPENSATION; NO IMPACT ON BENEFITS. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner that is not expressly authorized under the Plan. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating an Employee's right under any such plan, policy or program.




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

         SECTION 13. GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction.

         SECTION 14. NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any of its Affiliates to take any action which such entity deems to be necessary or appropriate.

         SECTION 15. BLUE-PENCIL. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

         SECTION 16. UNFUNDED PLAN. This Plan is an unfunded Plan. All references to "accounts" and the like in the Plan are for the convenience of the Committee, and do not confer upon any participant any rights with respect to those "accounts."

         SECTION 17. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.




                                       17